Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
May 31, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.7970%



        Excess Protection Level
          3 Month Average   5.60%
          May, 2000   5.61%
          April, 2000   5.39%
          March, 2000   5.78%


        Cash Yield                                  19.29%


        Investor Charge Offs                         4.66%


        Base Rate                                    9.02%


        Over 30 Day Delinquency                      4.70%


        Seller's Interest                            9.50%


        Total Payment Rate                          14.38%


        Total Principal Balance                     $ 52,496,626,963.52


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,987,826,445.03